UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

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Securities Exchange Act of 1934

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☒	Soliciting Material Pursuant to §240.14a-12

International Paper Company

(Name of Registrant as Specified in its Charter)

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April 25, 2024

Dear Colleagues,

As we wrap up the first quarter, I want to share some perspective on business conditions and the steps we are taking to improve our performance.

Beginning with safety, we experienced a devastating loss in February when an IP colleague was fatally injured in a motor vehicle accident while transporting roll stock to one of our facilities. He was a 27-year employee at our Grand Prairie, Texas box plant. Learning from tragic incidents like this and taking steps to protect ourselves going forward is important to building a resilient safety culture. Please keep the Red River team in your thoughts and remember that keeping people safe is our most important responsibility. Our personal safety commitment can and does make a difference.

Shifting to business performance, our first-quarter financial results were in line with expectations. They reflect a low point in our projected earnings for 2024 as we expect improving demand, and the initiatives we are working on to drive better performance going forward. In the quarter, lower seasonal demand and lower sales prices from index declines last year had a negative impact on our earnings. Higher costs for labor, benefits, recycled fiber, energy and the chemicals we use to manufacture our products were also factors.

We experienced a series of extraordinary challenges in the quarter, including the winter freeze in January, and a fire that consumed our Ixtac box plant in Mexico. We also dealt with a cyber event at the Riegelwood Mill. In each instance, I’m proud of the safe and resilient response of our teams in taking care of each other and our customers as we managed the through incidents.

I also appreciate the progress we made in several key areas that is foundational to our improvement efforts. Our Box Go-To-Market strategy delivered better than expected mix and margin benefits in the quarter. While these commercial strategic decisions are impacting volume in the near term, the sales, investment and productivity improvements across our packaging business supporting these efforts will enable us to grow with our customers in a more profitable way. Cost savings from optimizing Global Cellulose Fibers and our supply chain operations, reducing fixed costs in our mill system and aligning spending with the current economic conditions are additional areas where teams across the company contributed to our results in a meaningful way.

Looking ahead, 2024 will be a transitional year for the company as we rebalance our mill and box systems, reduce costs and invest to enable profitable growth with our customers. There is a lot of hard work in supporting these changes, but we expect our commercial and cost improvements, coupled with slowly improving demand trends, to drive overall benefits to our performance throughout the year.

Our recent announcement on reaching an agreement to acquire DS Smith is another exciting catalyst in 2024. The strategic combination of our two companies offers a unique opportunity to create tremendous value for our employees, customers and shareholders. We expect to close this transaction in the fourth quarter, subject to certain conditions, including IP and DS Smith shareholder approvals and required regulatory approvals.

And finally, Andy Silvernail takes on responsibility for leading the company next week as IP’s chief executive officer. He’s excited and capable and recognizes the potential of our company and our ability to deliver a solid performance in 2024. Our results in the first quarter were an important first step. Let’s stay focused on our priorities – working safely, taking care of customers, reducing discretionary spending, driving down costs and using capital wisely.

I am confident we are building momentum on improvements that are positioning the company for success. Thank you for your ongoing commitment and contributions.

Cautionary Statement Regarding Forward-Looking Statements

This document contains “forward-looking” statements concerning future events and financial performance. All statements other than statements of historical fact or relating to present facts or current conditions are forward-looking statements, including any statements regarding guidance and statements of a general economic or industry-specific nature. Forward-looking statements give International Paper Company (“International Paper” or the “Company”)’s current expectations and projections with respect to the financial condition, results of operations, business and certain plans and objectives of the Company.

These forward-looking statements can be identified by the fact that they do not relate only to historical or current facts. These statements are based on assumptions and assessments made by the Company in light of their experience and their perception of historical trends, current conditions, future developments and other factors they believe appropriate, and therefore are subject to risks and uncertainties which could cause actual results to differ materially from those expressed or implied by those forward-looking statements.

Forward-looking statements often use forward-looking or conditional words such as “anticipate”, “target”, “expect”, “forecast”, “estimate”, “intend”, “plan”, “goal”, “believe”, “hope”, “aim”, “will”, “continue”, “may”, “can”, “would”, “could” or “should” or other words of similar meaning or the negative thereof. Forward-looking statements include statements relating to the following: (i) the ability of the Company and DS Smith Plc (“DS Smith”) to consummate the business combination in a timely manner or at all; (ii) the satisfaction (or waiver) of conditions to the consummation of the business combination; (iii) adverse effects on the market price of the Company’s or DS Smith’s operating results, including because of a failure to complete the business combination; (iv) the effect of the announcement or pendency of the business combination on the Company’s or DS Smith’s business relationships, operating results and business generally; (v) future capital expenditures, expenses, revenues, economic performance, synergies, financial conditions, market growth, dividend policy, losses and future prospects; (vi) business and management strategies and the expansion and growth of the operations of the Company group or the DS Smith group; and (vii) the effects of government regulation on the business of the Company group or the DS Smith group. There are many factors which could cause actual results to differ materially from those expressed or implied in forward looking statements. Among such factors are changes in the global, political, economic, business, competitive, market and regulatory forces, future exchange and interest rates, changes in tax rates and future business combinations or disposals.

These forward-looking statements are not guarantees of future performance and are based on numerous assumptions regarding the present and future business strategies of such persons and the environment in which each will operate in the future. By their nature, these forward-looking statements involve known and unknown risks and uncertainties because they relate to events and depend on circumstances that will occur in the future. The factors described in the context of such forward-looking statements in this document may cause the actual results, performance or achievements of any such person, or industry results and developments, to be materially different from any results, performance or achievements expressed or implied by such forward-looking statements. No assurance can be given that such expectations will prove to have been correct and persons reading this document are therefore cautioned not to place undue reliance on these forward-looking statements which speak only as at the date of this document. All subsequent oral or written forward-looking statements attributable to the Company or DS Smith or any persons acting on their behalf are expressly qualified in their entirety by the cautionary statement above. Neither the Company nor DS Smith undertakes any obligation to update publicly or revise forward-looking statements, whether as a result of new information, future events or otherwise, except to the extent legally required.

The Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023, contains additional information regarding forward-looking statements and other risk factors with respect to the Company.

Additional Information

This document may be deemed to be solicitation material in respect of the business combination, including the issuance of new shares of common stock of the Company, par value $1.00 per share (the “Share Issuance”) in connection with the business combination. In connection with the Share Issuance, the Company expects to file a proxy statement on Schedule 14A, including any amendments and supplements thereto (the “Proxy Statement”) with the United States Securities and Exchange Commission (the “SEC”). To the extent the Company effects the business combination as a scheme of arrangement under the laws of the United Kingdom, the Share Issuance would not be expected to require registration under the U.S. Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder (the “Securities Act”), pursuant to an exemption provided by Section 3(a)(10) under the Securities Act. In the event that the Company determines to conduct the business combination pursuant to an offer or otherwise in a manner that is not exempt from the registration requirements of the Securities Act, it will file a registration statement with the SEC containing a prospectus with respect to the Share Issuance. INVESTORS AND STOCKHOLDERS ARE URGED TO READ THE PROXY STATEMENT, THE SCHEME DOCUMENT, AND OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC OR INCORPORATED BY REFERENCE IN THE PROXY STATEMENT (IF ANY) CAREFULLY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, THE BUSINESS COMBINATION AND RELATED MATTERS. Investors and stockholders will be able to obtain free copies of the Proxy Statement, the scheme document, and other documents filed by the Company with the SEC at the SEC’s website at http://www.sec.gov. In addition, investors and stockholders will be able to obtain free copies of the Proxy Statement, the scheme document, and other documents filed by the Company with the SEC at https://www.internationalpaper.com/investors.

Participants in the Solicitation

The Company and its directors, officers and employees, including Christopher M. Connor, Ahmet C. Dorduncu, Ilene S. Gordon, Anders Gustafsson, Jacqueline C. Hinman, Clinton A. Lewis, Jr., Kathryn D. Sullivan, Anton V. Vincent and Ray G. Young, all of whom are members of the Company’s board of directors, as well as Mark S. Sutton, Chief Executive Officer and Chairman of the Company’s board of directors, and Timothy S. Nicholls, Senior Vice President and Chief Financial Officer may be deemed participants in the solicitation of proxies from the Company’s stockholders in respect of the business combination, including the Share Issuance. Information regarding the Company’s directors and executive officers is contained in (i) the “Directors, Executive Officers and Corporate Governance,” “Executive Compensation” and “Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters” sections of the Annual Report on Form 10-K for the fiscal year ended December 31, 2023 of the Company, which was filed with the SEC on February 16, 2024 and (ii) the “Item 1 – Election of 9 Directors,” “Compensation Discussion & Analysis (CD&A),” and “Security Ownership of Management” sections in the definitive proxy statement on Schedule 14A for the 2024 annual meeting of stockholders of the Company, which was filed with the SEC on April 2, 2024. Additional information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, will be set forth in the Proxy Statement relating to the business combination when it is filed with the SEC. These documents may be obtained free of charge from the SEC’s website at www.sec.gov and the Company’s website at https://www.internationalpaper.com/investors.